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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 24, 1996
                                                          -------------

                                  GRANGES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        1-9025                                     Not Applicable
  ---------------------                  ------------------------------------
  (Commission File No.)                  (I.R.S. Employer Identification No.)


                           British Columbia, Canada
        --------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


Suite 3000, 370 Seventeenth Street, Denver, CO, USA        80202
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


    Registrant's telephone number, including area code 303-629-2450
                                                       ------------

                             Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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                                  GRANGES INC.


Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable

Item 5.  Other Events
         ------------

         (a)On June 24, 1996, the Registrant issued the following press release:

                        "BOARD OF DIRECTORS RESIGNATION

VANCOUVER, BRITISH COLUMBIA, JUNE 24, 1996 - Granges Inc. announced today that David Birkenshaw resigned as a director on June 21, 1996. Mr. Birkenshaw served on the Board of Directors for approximately two years.

The chairman, Mr. Sinclair, stated today that he wished to thank Mr. Birkenshaw for his valuable contribution to the board over the past two years.

Granges Inc. is a gold production company based in Denver, Colorado, and Vancouver, British Columbia. Its holdings range from the Hycroft Mine in Nevada to exploration properties in North and South America, including the newly acquired, gold-rich Guariche project."


Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         See Item 5.





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Item 7.          Financial Statements and Exhibits
                 ---------------------------------

         (a)     Financial Statements - none

         (b)     Pro Forma financial information - none

         (c)     Exhibit - none


Item 8.          Change in Fiscal Year
                 ---------------------

                 Not applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                      GRANGES INC.
                                           ---------------------------------
                                                      (Registrant)


Date: July 1, 1996

                                        By: /s/ A. J. Ali, CA
                                           ---------------------------------
                                              A. J. Ali,CA
                                              Vice President Finance and
                                              Chief Financial Officer


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